UNITED HERITAGE CORPORATION
                              2 NORTH CADDO STREET
                             CLEBURNE, TEXAS 76031
                            TELEPHONE (817) 641-3681

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

         The Annual Meeting of Stockholders of United Heritage Corporation (the "Company") will be held on Tuesday, March 23, 2004, at 10:00 a.m. (Central
Time), at the Company's executive offices located at 2 North Caddo Street, Cleburne, Texas for the following purposes:

         (1) To elect the six persons listed in the Proxy Statement that accompanies this Notice to serve as directors of the Company;

         (2) To ratify the appointment of Weaver and Tidwell, L.L.P., or such other firm appointed by the Board of Directors prior to the meeting, as the Company's independent auditors for the fiscal year ending March 31, 2004;

         (3) To authorize the Board of Directors, in its discretion, to amend the Company's Articles of Incorporation to effect a reverse split of the Company's issued and outstanding shares of Common Stock at any time prior to the next annual meeting of stockholders, as more fully described in the Proxy Statement accompanying this Notice;

         (4) In accordance with Rule 4350(i)(1)(D)(ii) of the National Association of Securities Dealers Marketplace Rules, to authorize the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible or exercisable into Common Stock) equal to 20% or more of the Common Stock outstanding before the issuance for less than the greater of book or market value of the stock; and

         (5) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Stockholders of record at the close of business on February 7, 2004 will be entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented. Even though you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement.

                                            By Order of the Board of Directors



                                            Harold L. Gilliam, Secretary

Cleburne, Texas
March _____, 2004

                           UNITED HERITAGE CORPORATION
                              2 NORTH CADDO STREET
                              CLEBURNE, TEXAS 76031
                            TELEPHONE (817) 641-3681


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MARCH 23, 2004



                                VOTING AND PROXY

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of United Heritage Corporation, a Utah corporation (referred to as the "Company", "we", "our" or "us") for use at our Annual Meeting of Stockholders to be held at the Company's executive offices, located at 2 North Caddo Street, Cleburne, Texas 76031, on Tuesday, March 23, 2004, at 10:00 a.m. local time, and at any meeting following adjournment thereof. The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about March _____, 2004.

REVOCABILITY OF PROXY AND VOTING OF SHARES

         Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked before it is exercised by sending a written revocation or a duly executed proxy bearing a later date to the Company's Secretary at our principal executive offices located at 2 North Caddo Street, Cleburne, Texas 76031. The proxy may also be revoked by attending the meeting and voting in person.

         If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder's instructions indicated on the proxy card. IF NO INSTRUCTIONS ARE INDICATED, THE PROXY WILL BE VOTED FOR THE APPROVAL OF THE FOUR PROPOSALS. We currently know of no other matters to be considered at the Annual Meeting of Stockholders. IF, HOWEVER, ANY OTHER MATTERS COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS, OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, THE PERSONS NAMED IN THE PROXY WILL VOTE THE PROXY IN ACCORDANCE WITH THEIR BEST JUDGMENT ON ANY SUCH MATTER.

RECORD DATE, VOTING RIGHTS AND OUTSTANDING SHARES

         The Board of Directors has fixed February 7, 2004 as the record date (the "Record Date") for determining holders of our Common Stock, $0.001 par value per share, who are entitled to vote at the meeting. As of the Record Date, we had 11,363,189 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the meeting. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the meeting will constitute a quorum at the meeting. If a quorum exists, action on a matter is approved if the votes cast in favor of the action exceed the votes cast opposing the action.

         In accordance with the requirements of our bylaws, directors are elected by a majority of the votes cast in the election. Cumulative voting is not permitted. UNLESS OTHERWISE MARKED OR INDICATED ON THE PROXY, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE SIX DIRECTOR-NOMINEES NAMED ON THE PROXY. PROXIES CANNOT BE VOTED FOR A GREATER NUMBER OF PERSONS THAN THE NUMBER OF NOMINEES NAMED.

         The affirmative vote of the holders of a majority of the shares of Common Stock present at the meeting in person or by proxy is also required to approve all other proposals brought before the meeting. UNLESS OTHERWISE MARKED OR INDICATED ON THE PROXY, THE SHARES WILL BE VOTED "FOR" APPROVAL OF WEAVER AND

TIDWELL, L.L.P., OR SUCH OTHER FIRM APPOINTED BY THE BOARD OF DIRECTORS, AS OUR INDEPENDENT AUDITORS, "FOR" AUTHORIZATION TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO EFFECT A REVERSE SPLIT OF THE COMPANY'S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT ANY TIME PRIOR TO THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND "FOR" APPROVAL, AS REQUIRED BY NASDAQ MARKETPLACE RULES, FOR SALES OF OUR COMMON STOCK.

         When the proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted on it. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of Election, in conjunction with information received from our transfer agent. The Inspectors of Election will also determine whether or not a quorum is present.

SOLICITATION

         The Company is soliciting your proxy. The cost of this solicitation, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to the owners. In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

         The Company will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

                  United Heritage Corporation
                  Attn: Corporate Secretary
                  2 North Caddo Street
                  Cleburne, Texas 76031
                  Telephone No.:  (817) 641-3681

         Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting the Company at the address listed above.

                                    PROPOSALS

PROPOSAL #1 - ELECTION OF SIX DIRECTORS


         The bylaws of the Company provide that the Board of Directors shall be comprised of not less than three nor more than nine members, and that each director shall be elected to serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify. Any vacancies on the Board may be filled by a majority vote of the Board and any director so elected shall hold office for the unexpired term of his or her predecessor or until the next election of directors by the stockholders of the Company.

         The names of the nominees for directors and other information about them appears below. All of the nominees are currently directors of the Company. All of the nominees have consented to serve if elected. If for any unforeseen reason a nominee is unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected by the Board. The Board, however, has no reason to anticipate that any of the nominees will not be able to serve, if elected.

WALTER G. MIZE
         Director since 1987
         Age 65

         Mr. Mize has served as Chairman of the Board, President and Chief Executive Officer of the Company since September 1987. He has also served as President, Chairman of the Board and Chief Executive Officer of UHC Petroleum Corporation and National Heritage Sales Corporation since September 1997, as President of UHC Petroleum Services Corporation since January 1999, and as President of UHC New Mexico Corporation since June 1999. He has been engaged in oil and gas exploration and development, cattle ranching, real estate development, banking and various other investment activities for over thirty years.

HAROLD L. GILLIAM
         Director since 1990
         Age 56

         Mr. Gilliam has served as Secretary, Treasurer and Chief Financial Officer of the Company since November 1990. He has been a partner in the firm of Gilliam, Wharram & Co., P.C., Certified Public Accountants, located in Cleburne, Texas, since August 1987, and has been a Certified Public Accountant in the state of Texas since 1972.

JOE MARTIN
         Director since 1988
         Age 58

         Dr. Martin is an optometrist partner in the Cleburne Eye Clinic, located in Cleburne, Texas. He has been an optometrist for over twenty-five years.

C. DEAN BOYD
         Director since 1988
         Age 56

         Mr. Boyd is the principal of his own financial consulting firm. From June 2000 through December 2000, he served as the Chief Financial Officer and Asset Quality Officer of the First National Bank Holding Company, Longmont, Colorado. From January 1999 to June 2000, Mr. Boyd served as the Vice President, Senior Loan Officer of First National Bank of Longmont, Longmont, Colorado. Mr. Boyd served as President of Colorado Community First National Bank, located in Louisville, Colorado, from February 1997 to January 1999, and as President of Colorado Community First National Bank, located in Fraser, Colorado, from 1988 to February 1997. Mr. Boyd has been a Certified Public Accountant in the state of Colorado since 1972.

THERESA D. TURNER
         Director since 1992
         Age 43

         Ms. Turner has been President of Colorado Community First National Bank, located in Fraser, Colorado, since February 1997. She previously served as Senior Vice President of that bank from January 1993 to February 1997, and in various other capacities since 1985.

LARRY G. COKER
         Director since 2002
         Age 45

         Mr. Coker was appointed as a director in March 2002. Mr. Coker graduated from St. Mary's School of Law in 1990 and is an attorney practicing with Larry G. Coker, P.C. Prior to attending law school, Mr. Coker was employed as a petroleum engineer for Exxon Company USA after graduating from Texas A&M University. Mr. Coker is a member of the Texas State Bar and is also a Registered Professional Engineer.

         No family relationships exist among the executive officers and directors of the Company. No director of the Company is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of
Section 15(d) of that Act or of any company registered as an investment company under the Investment Corporation Act of 1940, as amended.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ABOVE-NAMED INDIVUALS TO SERVE AS DIRECTORS.

PROPOSAL #2 - APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

         Subject to approval by the stockholders, the Board has selected the firm of Weaver and Tidwell, L.L.P. as the Company's independent auditors for its fiscal year ending March 31, 2004. Weaver and Tidwell, L.L.P. has acted in such capacity for the Company since 1989 and has reported that neither the firm nor any of its partners has any material direct or indirect financial interest in the Company.

         Representatives of Weaver and Tidwell, L.L.P. will be present at the Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

AUDIT FEES

            The following table sets forth fees billed to the Company by Weaver and Tidwell, L.L.P. during the fiscal years ended March 31, 2003 and March 31, 2002 for: (i) services rendered for the audit of the Company's annual financial statements and the review of its quarterly financial statements, (ii) services that were reasonably related to the performance of the audit or review of the Company's financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered. The Audit Related Fees were incurred as a result of consultations between the executive officers of the Company and Weaver and Tidwell, L.L.P. relating to the implementation of disclosure controls and procedures and the certification of same. Tax Fees were incurred for the preparation of the Company's consolidated tax return and the preparation of various state income tax returns. All Other Fees included $1,200 in the 2002 fiscal year that was incurred in connection with obtaining a consent from Weaver and Tidwell, L.L.P. for the filing of a registration statement. All Other Fees in the 2003 fiscal year included $1,400 related to research and consultation requested by the Company regarding the possible spin off of National Heritage Sales Corporation and $1,100 incurred in connection with a transaction for the sale of an asset. The transaction was not consummated.

                                             March 31, 2003     March 31, 2002
                                             --------------     --------------

(i)         Audit Fees                       $  33,053          $  33,887
(ii)        Audit Related Fees               $     500          $       0
(iii)       Tax Fees                         $   5,275          $       0
(iv)        All Other Fees                   $   1,200          $   2,500

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF WEAVER AND TIDWELL, L.L.P. AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2004.

PROPOSAL #3 - AUTHORIZATION TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION
              TO EFFECT A REVERSE SPLIT OF THE COMPANY'S COMMON STOCK

         The Company's stockholders are being asked to authorize the Board of Directors, in its discretion, to amend the Company's Articles of Incorporation to effect a "reverse split" of its issued and outstanding Common Stock (the "Reverse Split") at any time prior to the next annual meeting of stockholders. By approving this proposal, the Board of Directors will be empowered to reverse split the Company's Common Stock by choosing one of three ratios (the "split ratio"), namely three shares for one share, five shares for one share or ten shares for one share. If the Board of Directors decides to approve the Reverse Split, the determination of the ratio to be used will be made on the date of approval.


         Walter G. Mize, the owner of a majority of the Company's Common Stock and the Company's President and Chairman of the Board of Directors, has indicated that he intends to vote for this proposal. While Mr. Mize's vote assures passage of the proposal, your vote for or against it will provide you with the opportunity to express your views regarding the Reverse Split. While you may vote against the proposal, a vote against does not provide you with rights, such as dissenter's rights or appraisal rights, under Utah law.


REASONS FOR THE REVERSE SPLIT


         In January 2004 the Company received a staff determination from Nasdaq stating that it failed to comply with the minimum bid price requirement for continued listing. According to Nasdaq Marketplace Rule 4310(c), an issuer must have a minimum bid price of $1.00 per share for continued inclusion in Nasdaq. Throughout January 2004 and during early February 2004, the Company's Common Stock traded at less than $1.00 per share. Decreasing the number of shares of Common Stock outstanding will result in a proportionate adjustment to the price of the Common Stock, thereby increasing it. For example, if the Common Stock were trading at a price of $0.75 on the day before the Reverse Split was effective, and the Board of Directors approved a split ratio of three shares for one share, then the price of the Common Stock following the Reverse Split would be $2.25. The Board of Directors has determined that the continued listing of the Company's Common Stock on Nasdaq is in the best interests of the Company and its stockholders. Management believes that the Reverse Split will result in an increase to the price of the Company's Common Stock, thereby preventing its delisting for failure to maintain a minimum bid price. The Company believes that it meets all of the other requirements of Rule 4310(c).

         While management anticipates that the Reverse Split will increase its price per share to allow it to maintain its listing on Nasdaq, we cannot assure our stockholders that Nasdaq will not delist the Company's Common Stock on other grounds, that the market price of the Common Stock immediately after the Reverse Split will be maintained for any period of time, or that the market price of the Common Stock after the proposed Reverse Split will exceed the current market price.

         Secondly, the Company has a number of stockholders holding less than 10 shares of Common Stock. Management believes that these stockholders may be deterred from selling their shares because of disproportionately high brokerage costs. The Reverse Split will give stockholders of record who own fewer than three, five or ten shares (depending on the split ratio) the opportunity to receive cash for their shares without having to pay brokerage commissions.


         Finally, management believes that the current market price of the Company's Common Stock does not reflect the Company's value and has a negative effect on the marketability of the existing shares and the potential ability of the Company to raise capital or acquire businesses by issuing additional shares of its Common Stock. The Company believes that the decrease in the number of shares of Common Stock outstanding may make it more attractive to possible merger or acquisition candidates and may enhance its ability to raise capital through the financial markets. Currently, the Company is not engaged in negotiations with a possible merger or acquisition candidate.

CRITERIA FOR DETERMINING THE SPLIT RATIO

         The primary criteria for determining the split ratio will be keeping the Company's listing with Nasdaq. If management is required to implement the Reverse Split to keep the listing, the split ratio chosen will be that which will best obtain this objective, as determined by the Board of Directors. However, even though keeping the Company's listing with Nasdaq is, at this time, the primary criteria for implementing the Reverse Split, the Board of Directors reserves the right to implement the Reverse Split irrespective of the Common Stock price if other factors, such as financing requirements, make it advisable to do so.


EFFECTIVENESS OF THE REVERSE STOCK SPLIT AND MECHANISM FOR SHARE EXCHANGE


         If the Reverse Split is approved by the stockholders and effected by the Board of Directors, the Board of Directors will fix a record date for determination of shares subject to the Reverse Split. As of the date of this Proxy Statement, the Board of Directors has not fixed a record date for the Reverse Split.

         If approved by the stockholders, the Reverse Split would become effective with the filing of an amendment (the "Amendment") to the Company's Articles of Incorporation with the Utah Secretary of State on any date selected by the Board of Directors on or prior to the Company's next annual meeting of stockholders. However, the Board of Directors reserves the right, even after shareholder approval, to forego or postpone filing the Amendment if such action is determined not to be in the best interests of the Company and its stockholders. If the Reverse Split is not implemented by the Board of Directors and effected by the next annual meeting of stockholders, the authority to file the Amendment will lapse. In such case, the Board of Directors will again seek stockholder approval at a future date for a reverse stock split if it deems it to be advisable at that time.

         If the Reverse Split is approved and the Board of Directors elects to effect the Reverse Split, then each share of Common Stock outstanding as of the record date chosen for the Reverse Split will immediately and automatically be changed, as of the effective date of the Amendment, into a number which reflects the split ratio chosen by the Board of Directors. For example, if the Board of Directors approves a Reverse Split of ten shares for one share, than each share of outstanding Common Stock will automatically be changed, as of the effective date of the Amendment, into one-tenth of a share of Common Stock. In addition, proportional adjustments will be made to the maximum number of shares issuable under the Company's equity plans, as well as the number of shares issuable upon exercise and the exercise price of the Company's outstanding options.

         No fractional shares of Common Stock will be issued in connection with the Reverse Split. Holders of Common Stock who would receive a fractional share of Common Stock due to the Reverse Split will receive cash in lieu of the fractional share. The cash payment will be equal to the product of the fractional share times the average of the high and low trading prices for the Company's Common Stock over the five trading days immediately prior to the effective date of the Amendment. The ownership of a fractional interest will not give the holder thereof any voting or other rights with respect to the fractional interest, except the right to receive the cash payment.

         Management does not anticipate that the Company's financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of the Company's business will materially change as a result of the Reverse Split. Because the Reverse Split will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase Common Stock or to convert other securities into Common Stock, the proposed Reverse Split will not alter the relative rights and preferences of existing stockholders.

         Provided that the Reverse Split is approved by the stockholders and the Board of Directors fixes a record date and effects the Reverse Split, then it will notify each holder of record with instructions for the surrender and exchange of certificates.

         Based on the foregoing discussion, the Board of Directors requests that stockholders approve the following resolutions in connection with the proposed Reverse Split:

         RESOLVED, that the stockholders of the Company hereby authorize the Board of Directors, at any time prior to the next annual meeting of stockholders, to amend the Company's Articles of Incorporation to affect a combination of the Company's issued and outstanding Common Stock using the ratio x:1, with x equaling three, five or ten, which number shall be chosen by the Board of Directors in its discretion (the "Reverse Split"); and it is further

         RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and empowered (any one of them acting alone), in the name of and on behalf of the Company, to procure any authorizations or approvals or to do or cause to be done all such acts or things and to sign and deliver or cause to be signed and delivered, all such documents, including but not limited to, an amendment to the Articles of Incorporation, stock certificates, federal and state securities forms, filings, applications or other documents, with such amendments, additions and other modifications thereto, as such officer may deem appropriate, which shall be deemed conclusively evidenced by the execution and delivery thereof, and to carry out and fully perform the terms and provisions of such documents in order to carry into effect the foregoing resolutions and to fully effect the transactions contemplated in such resolutions.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE REVERSE SPLIT.

PROPOSAL #4 - APPROVAL, AS REQUIRED BY THE NATIONAL ASSOCIATION OF SECURITIES
              DEALERS MARKETPLACE RULES, FOR SALES OF COMMON STOCK


         The following proposal is not dependent upon the approval of, and does not assume passage of, the Reverse Split discussed in proposal number 3. The discussion of this proposal, including the information disclosing the number of shares of the Company's Common Stock that are outstanding or may be issued, does not assume that the Reverse Split has been implemented.


         Rule 4350(i)(1)(D)(ii) of the National Association of Securities Dealers Marketplace Rules requires that a corporation obtain stockholder approval for certain transactions, including the following:

               the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable [into] common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.


         In accordance with the Nasdaq Marketplace Rules the Company is seeking stockholder approval to sell, in a transaction that does not qualify as a public offering of the Company's securities for the purpose of Rule 4350(i)(1)(D)(ii), a total of 7,950,000 shares of the Company's Common Stock. As of the record date, the Company had issued and outstanding 11,363,189 shares of Common Stock. 20% of the Company's issued and outstanding shares would equal 2,272,637. The issuance of 7,950,000 shares of the Company's Common Stock would increase the number of outstanding shares by approximately 80%. The Utah Revised Business Corporation Act does not require the Company to obtain stockholder approval to issue the Common Stock.


         The Company has come to an agreement with eight individuals who are accredited investors, as that term is defined in Rule 501 of Regulation D of the Securities Act of 1933, for the purchase and sale of promissory notes convertible into Common Stock. The Board of Directors approved the transaction in January 2004. The Company will raise a maximum of $1,325,000 by issuing the promissory notes. If the promissory notes are paid with Common Stock, the Company will be required to issue approximately 2,650,000 shares of Common Stock, which, on the date that the transaction was approved, represented a value of $0.50 per share, or a 25% discount to the market price. In conjunction with the sale of the promissory notes, purchasers will receive two warrants for the purchase of our Common Stock. Each warrant will represent the number of shares of Common Stock that the holder of the promissory note can receive upon conversion of the promissory note. The exercise price of the warrants will be $0.75 per share and $1.00 per share, respectively. If all the warrants were exercised, a total of 5,300,000 additional shares of Common Stock will be issued.

REASON FOR THE PROPOSAL.

         The Company needs capital to develop its oil and gas properties as well as for other general corporate purposes. Selling the Company's securities is a method of obtaining these funds. In order to raise sufficient capital for these purposes, however, the Company will be required to sell an amount of shares in excess of 20% of its outstanding Common Stock.


         The funds raised will be used as follows:

o $500,000 will be used for the partial payment of a promissory note issued by Almac Financial Corporation, which is a company owned and controlled by our President and Chief Executive Officer, Mr. Walter Mize;

o approximately $652,050 will be used to rework and put into production 59 existing oil wells, to drill and complete 13 additional test or pilot wells, and to implement a nitrogen injection recovery procedure over a portion of the Company's property in Texas; and

o the balance of the funds will be used to pay short term obligations, attorney's fees and other costs incurred by the Company that relate to the financing, and for other general corporate purposes.

The Company's property in Texas is made up of approximately 10,502.25 acres. The Company believes that approximately 9,600 of these acres can be productive and that there are approximately 168,000,000 barrels of oil in place. The purpose of the nitrogen injection recovery procedure is to increase pressure in the reservoir, thereby enhancing production. The Company intends to use the nitrogen injection recovery procedure over approximately 142 acres for the purpose of determining whether or not it will be feasible to implement this system over all the acreage. Of the funds set aside for this project, approximately $50,000 will be spent to retain engineering consultants, approximately $467,470 will be used to workover existing wells (including completion, re-completion and equipping for the project), approximately $34,580 will be used to plug existing wells and approximately $100,000 will be used in the nitrogen injection process.


OVERALL EFFECT OF THE PROPOSAL.

         If the following resolutions are approved by the stockholders, the Company will be in compliance with the Nasdaq Marketplace Rules and could complete the sale of 7,950,000 shares of its Common Stock in this private offering.

         The issuance of the Company's Common Stock in this transaction is not intended to have an anti-takeover effect and is not part of a plan by management to institute anti-takeover measures, the Company's corporate charter and bylaws contain no provisions having an anti-takeover effect, and management does not intend to propose anti-takeover measures. Management does not have knowledge of any specific effort to accumulate its securities or to obtain control of it by means of a merger, tender offer, solicitation in opposition to management or otherwise.

ADVANTAGES AND DISADVANTAGES OF THE PROPOSAL.

         If the Company is able to complete this transaction, it will be able to enhance the production of its oil and gas wells, pay its accounts receivable and have additional funds for other operating expenses.

         However, issuing a large number of additional shares of Common Stock will dilute the percentage of Common Stock owned by all existing stockholders and increase the number of voting shares necessary to meet the voting requirements imposed by state law with respect to a merger, tender offer, proxy contest or other business combination involving the Company. This would increase the costs associated with launching or obtaining approval of any such transaction by a third party.

VOTE BY THE BOARD OF DIRECTORS.

         The Company's Board of Directors unanimously approved the sale of the promissory notes on the terms set forth herein on January 22, 2004.

LIMITATIONS ON ADOPTION OF PROPOSAL.

         Under Nasdaq's rules the Company is not permitted to create a new class of security that votes at a higher rate than an existing class of securities or take any other action that has the effect of restricting or reducing the voting rights of an existing class of securities. These rules could be violated if the holders of the promissory notes were permitted to vote on an "as converted" basis or if the promissory notes gave the holders the right to appoint a director to the Board of Directors. There are no provisions in the promissory notes or warrants that restrict or reduce the voting rights of an existing class of securities.

         Based on the foregoing discussion, the Board of Directors requests that stockholders approve the following resolutions:

         RESOLVED, that in accordance with Rule 4350(i)(1)(D)(ii) of the Nasdaq Marketplace Rules, the stockholders of the Company hereby authorize the Board of Directors to sell, in a transaction that does not qualify as a public offering of the Company's securities for the purpose of Rule 4350(i)(1)(D)(ii), a total of 7,950,000 shares of Common Stock; and it is further

         RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and empowered (any one of them acting alone), in the name of and on behalf of the Company, to procure any authorizations or approvals or to do or cause to be done all such acts or things and to sign and deliver or cause to be signed and delivered, all such documents, including but not limited to, stock certificates, federal and state securities forms, filings, applications or other documents, with such amendments, additions and other modifications thereto, as such officer may deem appropriate, which shall be deemed conclusively evidenced by the execution and delivery thereof, and to carry out and fully perform the terms and provisions of such documents in order to carry into effect the foregoing resolution and to fully effect the transactions contemplated in such resolution.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVING THE SALE OF THE COMPANY'S COMMON STOCK IN EXCESS OF THE LIMIT IMPOSED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS MARKETPLACE RULES.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of February 7, 2004, each beneficial owner of more than 5% of our Common Stock.

                                              Amount and Nature of      Percent
Title of Class     Name and Address           Beneficial Ownership      of Class
--------------     ----------------------     --------------------      --------
Common Stock       Walter G. Mize             8,009,500 shares/Direct   70.49%
                   2 North Caddo Street       Ownership(1)
                   Cleburne, Texas 76033

(1) Includes 1,000,000 shares of Common Stock that may be issued upon the exercise of an option granted on May 30, 2003. In accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

         The following table sets forth, as of February 7, 2004, information with respect to the shares of Common Stock beneficially owned by (i) each director nominee; (ii) each person (other than a person who is also a director nominee) who is an executive officer; and (iii) all executive officers and directors as a group. The term "executive officer" is defined as the President/Chief Executive Officer, Secretary, Chief Financial Officer/Treasurer, any vice-president in charge of a principal business function (such as administration or finance), or any other person who performs similar policy making functions for the Company.


                                                                           Amount and Nature of           Percent of
Title of Class                      Name                                   Beneficial Ownership(1)(2)     Class
--------------         ----------------------------------------------      --------------------------     ----------

Common Stock           Walter G. Mize, Executive Officer and Director
                       2 North Caddo Street                                8,009,500 shares/Direct
                       Cleburne, Texas 76033                               Ownership(3)                    70.49%
Common Stock           Harold L. Gilliam, Secretary, Treasurer, Chief
                       Financial Officer and Director
                       Gilliam, Wharram & Co.
                       107 Westmeadow Drive                                54,500 shares/Direct
                       Cleburne, Texas 76031                               Ownership(4)                       *
Common Stock           Joe Martin, Director
                       Cleburne Eye Clinic
                       110 West Henderson                                  36,000 shares/Direct
                       Cleburne, Texas 76031                               Ownership(5)                       *
Common Stock           C. Dean Boyd, Director
                       1258 Clubhouse Drive                                33,550 shares/Direct
                       Broomfield, Colorado 80020                          Ownership(6)                       *
Common Stock           Theresa D. Turner, Director
                       P. O. Box 1283                                      31,500 shares/Direct
                       Winter Park, Colorado 80482                         Ownership(7)                       *
Common Stock           Larry G. Coker
                       2 North Caddo Street                                27,000 shares/Direct
                       Cleburne, Texas 76033                               Ownership(8)                       *
All Current
Directors and
Executive Officers
as a Group                                                                 8,192,050 shares                72.09%

*        Less than 1%.

(1) Based on 11,363,189 shares of Common Stock outstanding on the transfer records as of February 7, 2004.
(2) Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d)(1), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. The Company believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.
(3) Includes 1,000,000 shares of Common Stock that may be issued upon exercise of an option granted on May 30, 2003 for 1,000,000 shares of Common Stock.
(4) Includes 50,000 shares of Common Stock that may be issued upon exercise of an option granted on May 30, 2003 for 200,000 shares of Common Stock. The right to purchase the remainder of the shares will vest in July 2004 and July 2005, respectively.
(5) Includes 25,000 shares of Common Stock that may be issued upon exercise of an option granted on May 30, 2003 for 120,000 shares of Common Stock. The right to purchase the remainder of the shares will vest in July 2004 and July 2005, respectively.
(6) Includes 25,000 shares of Common Stock that may be issued upon exercise of an option granted on May 30, 2003 for 120,000 shares of Common Stock. The right to purchase the remainder of the shares will vest in July 2004 and July 2005, respectively.
(7) Includes 25,000 shares of Common Stock that may be issued upon exercise of an option granted on May 30, 2003 for 120,000 shares of Common Stock. The right to purchase the remainder of the shares will vest in July 2004 and July 2005, respectively.
(8) Includes 25,000 shares of Common Stock that may be issued upon exercise of an option granted on May 30, 2003 for 120,000 shares of Common Stock. The right to purchase the remainder of the shares will vest in July 2004 and July 2005, respectively.

                            COMPENSATION OF DIRECTORS

         During the fiscal year ended March 31, 2003 no cash compensation was paid to directors for their service on the Board of Directors, however grants of options to purchase the Company's Common Stock at a price of $0.50 per share were made as follows:


         Walter Mize                   1,000,000 shares       All shares vested on July 1, 2003.

         Harold Gilliam                200,000 shares         50,000 shares vested on July 1, 2003,
                                                              60,000 shares will vest on July 1, 2004 and
                                                              90,000 shares will vest on July 1, 2005.

         C. Dean Boyd                  120,000 shares         25,000 shares vested on July 1, 2003,
                                                              45,000 shares will vest on July 1, 2004 and
                                                              50,000 shares will vest on July 1, 2005.

         Theresa Turner                120,000 shares         25,000 shares vested on July 1, 2003,
                                                              45,000 shares will vest on July 1, 2004 and
                                                              50,000 shares will vest on July 1, 2005.

         Joe Martin                    120,000 shares         25,000 shares vested on July 1, 2003,
                                                              45,000 shares will vest on July 1, 2004 and
                                                              50,000 shares will vest on July 1, 2005.

         Larry G. Coker                120,000 shares         25,000 shares vested on July 1, 2003,
                                                              45,000 shares will vest on July 1, 2004 and
                                                              50,000 shares will vest on July 1, 2005.


         The Company does not have a standard or other arrangement pursuant to which directors are compensated for services provided as a director.

                      IDENTIFICATION OF EXECUTIVE OFFICERS

WALTER G. MIZE, PRESIDENT AND CHIEF EXECUTIVE OFFICER

         See discussion of business experience above.

HAROLD L. GILLIAM, SECRETARY, TREASURER AND CHIEF FINANCIAL OFFICER

         See discussion of business experience above.

                             SUMMARY OF COMPENSATION

         During the fiscal years ended March 31, 2001, March 31, 2002 and March 31, 2003, neither the Company nor its subsidiaries paid any cash compensation to the Company's Chief Executive Officer, and no executive officer of the Company received compensation in excess of $100,000. The Company has no employment agreements with its executive officers.


                           SUMMARY COMPENSATION TABLE


                                                                       LONG TERM COMPENSATION
                                                                       --------------------------------------------
                                 ANNUAL COMPENSATION                    AWARDS                              PAYOUTS
                                 ----------------------------------------------------------------------------------
                                                         Other
                                                         Annual          Restricted     Securities       LTIP      All Other
Name and Principal                Salary      Bonus      Compensation    Stock Awards   Underlying       Payouts   Compensation
Position                Year       ($)         ($)           ($)             ($)        Options/SARs(1)    ($)          ($)
-------------------     -----     -------     -----      ------------    ------------   ---------------  --------  -------------
Chief Executive
Officer

Walter G. Mize           2003        0           0             0               0              0             0          (2)0
Director, CEO and        2002        0           0             0               0              0             0           0
President                2001        0           0             0               0              0             0           0

(1)      No stock appreciation rights were granted in 2001, 2002 or 2003.
(2) On May 30, 2003, Mr. Mize was granted an option to purchase 1,000,000 shares of the Company's Common Stock at a price of $0.50 per share. The option was fully vested on July 1, 2003.



                    OPTION GRANTS DURING THE 2003 FISCAL YEAR

         The following table provides certain information with respect to individual grants of stock options and/or stock appreciation rights in the 2003 fiscal year to each of the named executive officers:

                                          Individual Grants
                            ----------------------------------------------------------
                            Number of        % of Total
                            Securities       Options/SARs    Exercise
                            Underlying       Granted to      or Base
                            Options/         Employees in    Price         Expiration
Name                        SARs Granted     Fiscal Year     ($/Sh)        Date
------------------          -------------    -------------   ---------     -----------

Walter G. Mize               1,000,000         47.7%         $0.50/share    5/29,2008
Harold L. Gilliam             200,0000          9.5%         $0.50/share    5/29/2013

         No options were exercised by any executive officer during the 2003 fiscal year.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

         During the fiscal year ended March 31, 2003 the Company received the use of office space and equipment from Walter G. Mize without charge. The Company's management estimates the value of the use of the office space and equipment at approximately $25,000 for the fiscal year ended March 31, 2003. Mr. Mize is under no obligation to provide the use of the office space or equipment to the Company.

         The Company received a line of credit of up to $3.0 million from Almac Financial Corporation, a corporation related to Walter G. Mize. The line of credit is secured by substantially all of the assets of the Company and its subsidiaries. We believe that this line of credit is on terms at least as favorable to the Company as it could obtain from a lender not related to the Company.

                       MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors held two meetings during the 2003 fiscal year. In addition, action was taken by the Board of Directors by unanimous written consent two times in lieu of a meeting. Each director attended all of the meetings of the Board during the fiscal year ended March 31, 2003.

              COMMUNICATIONS WITH MEMBERS OF THE BOARD OF DIRECTORS

         The Board of Directors has not established a formal process for stockholders to send communications to its members. Any stockholder may send a communication to any member of the Board of Directors, in care of the Company's address or in care of the address shown in the table of beneficial ownership set forth on page 10. If a communication is sent to the Company's address, the Company will forward any such communication to the Board member.

           ATTENDANCE OF BOARD MEMBERS AT ANNUAL STOCKHOLDERS MEETING

         Each member of the Board of Directors is required to attend the Company's Annual Meeting of its stockholders. All members of the Board of Directors attended the previous Annual Meeting of the Company's stockholders.

                              REPORT ON COMMITTEES

         The Board of Directors has three standing committees. Information regarding the functions of the Board's committees, their present membership and the number of meetings held by each committee during the 2003 fiscal year is described below.

         Audit Committee. The Audit Committee is responsible for recommending to the Board of Directors the selection of independent public accountants to audit the Company's books and records annually, to discuss with the independent auditors and internal auditors the scope and results of any audit, to review and approve any nonaudit services performed by the Company's independent auditing firm, and to review certain related party transactions. The members of the Audit Committee are Mr. C. Dean Boyd, Dr. Joe Martin and Ms. Theresa Turner. The Audit Committee met four times in the year 2003. The Audit Committee charter is included as Appendix A to this Proxy Statement.

         Stock Option Committee. The Stock Option Committee is responsible for the administration of the 1995 United Heritage Corporation Stock Option Plan, the 1996 Stock Option Plan, the 1998 Stock Option Plan, the 2000 Stock Option Plan and the 2002 Consultant Equity Plan. The members of the Stock Option Committee are Mr. Walter G. Mize and Mr. Joe Martin. The Stock Option Committee did not meet in the year 2003; instead, option and other equity grants made pursuant to the above-named plans were made by the Board of Directors.

         Nominating Committee. The members of the Nominating Committee are Dr. Joe Martin, Mr. C. Dean Boyd, Ms. Theresa Turner and Mr. Larry G. Coker. The Nominating Committee met once during the fiscal year ended March 31, 2003. Neither the Boston Stock Exchange nor Nasdaq, both of which list the Company's Common Stock, have established independence requirements that members of the Nominating Committee must meet. The Nominating Committee does not have a policy with regard to the consideration of any director candidates recommended by stockholders. The Board of Directors has made no determination as to whether or not such a policy should be adopted. The Nominating Committee will consider candidates recommended by stockholders.

         The minimum qualifications required by the Nominating Committee for a director are:

o        A minimum age of 35 years;

o        Minimum employment experience of 12 years;

o        Minimum education of 12 years;

o The ability to commit at least 24 hours per year to the Company as a member of its Board of Directors;

o        A candidate for director may not:



                           (i) have any bankruptcy petition filed by or against
                  any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time,

                           (ii) have been convicted in a criminal proceeding or
                  be subject to a pending criminal proceeding,

                           (iii) have been or be subject to any order, judgment,
                  or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities,

                           (iv) have been found by a court of competent
                  jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; or

                           (v) hold a position on the Board of Directors of a
                  business in competition with the Company's business.

o A candidate for director must agree to abide by the Company's Code of Business Conduct and Ethics.

         The Nominating Committee believes that at least one or more of the Company's directors should have experience in the oil and gas industry as well as an understanding of the accounting principles applicable to the oil and gas industry, generally accepted accounting principles and the preparation of financial statements.

         To date, the Nominating Committee has not received a nominee from a stockholder who is not an officer or director of the Company. The Company's Chief Executive Officer and director, Walter G. Mize, who is also the Company's largest stockholder, proposed the candidates for nomination to the Board of Directors. Each nominee to the Company's Board of Directors expressed a willingness to serve during the 2004 fiscal year and, based on a review of their qualifications, were deemed to be suitable candidates for nomination.

         The Board of Directors does not have a Compensation Committee.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors is currently composed of three directors who are independent directors as defined under Rule 4200(a)(14) of the National Association of Securities Dealers Marketplace Rules. The Audit Committee operates under a written charter adopted by the Board of Directors.

         The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for our financial statements and the financial reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements that have been included in our Annual Report on Form 10-KSB for the year ended March 31, 2003.

         The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from the Company and its management including the matters in the written disclosures provided to the Audit Committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

         The Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements in the Annual Report on Form 10-KSB for the 2003 fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has also recommended the selection of the Company's independent auditors for the fiscal year ending March 31, 2004.

                                            Members of the Audit Committee

                                            C. Dean Boyd
                                            Joe Martin
                                            Theresa Turner

               COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT

         Section 16(a) of the Securities Act requires our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the Securities and Exchange Commission. Directors, executive officers and persons who own more than 10% of our Common Stock are required by Securities and Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file.

         To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2003 fiscal year our directors, executive officers and persons who own more than 10% of our Common Stock complied with all Section 16(a) filing requirements, with the exception of the following: each member of the Board of Directors and our executive officers received an option to purchase the Company's Common Stock on May 30, 2003. These grants were not reported until June 13, 2003.

                  STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

         Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, any shareholder who intends to present a proposal at the Annual Meeting in the year 2005 must deliver the proposal to our principal executive office no later than the close of business on October 1, 2004.

         Notice of intention to present a proposal at the 2005 Annual Meeting should be addressed to Corporate Secretary, United Heritage Corporation, 2 North Caddo Street, Cleburne, Texas 76031. We reserve the right to vote against, reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

                          TRANSACTION OF OTHER BUSINESS

         Management does not know of any matters to be brought before the meeting other than those referred to in this Proxy Statement. If any matters which are not specifically set forth in the form of proxy and this Proxy Statement properly come before the meeting, the persons designated as proxies will vote thereon in accordance with their best judgment.

                                   APPENDIX A

                           UNITED HERITAGE CORPORATION

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

The Audit Committee (the "Committee") is a committee of the Board of Directors of United Heritage Corporation (the "Company"). The Committee is composed of at least three (3) directors, each of whom is able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement or will be able to do so within a reasonable period of time after his or her appointment to the Committee. In addition, at least one (1) member must have past employment experience in either accounting or finance, professional certification in accounting, or other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

Each member of the committee shall also be an "independent director," as described in Rule 4200 of the NASD Manual. One director who is not independent, and who is not a current employee or an immediate family member of a person who is an employee of the Company, may be appointed to the Committee, if the Board of Directors, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders. The Board of Directors must disclose the nature of the relationship and the reasons for its determination in the Company's next annual proxy statement.

STATEMENT OF POLICY

The Committee shall assist the Board of Directors in fulfilling its responsibility to the shareholders relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the management of the Company.

RESPONSIBILITIES

IN CARRYING OUT ITS RESPONSIBILITIES, THE COMMITTEE'S POLICIES AND PROCEDURES SHOULD REMAIN FLEXIBLE, IN ORDER BEST TO REACT TO CHANGING CONDITIONS AND TO ENSURE TO THE DIRECTORS AND SHAREHOLDERS THAT THE CORPORATE ACCOUNTING AND REPORTING PRACTICES OF THE COMPANY ARE IN ACCORDANCE WITH APPLICABLE REQUIREMENTS AND ARE OF THE HIGHEST QUALITY.

In carrying out these responsibilities, the Committee will:

o Receive and review from the outside auditors a formal written statement delineating all relationships between the Company and the auditor, consistent with Independence Standards Board Standard 1.

o Conduct a dialogue with the auditor regarding any disclosed relationships or services that may impact the objectivity and independence of the auditor.

o Take or recommend that the full Board take appropriate action to oversee the independence of the outside auditor.

o Assure the outside auditor's accountability to the Board of Directors and the Committee as representatives of the Company's shareholders.

o Exercise the authority and responsibility, as representatives of the shareholders, to select, evaluate, and when appropriate replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and, at the conclusion thereof, review the audited financial statements, including any comments or recommendations of the independent auditors, with management of the Company and the outside auditors.

o Prepare annually a report of the Committee that, among other requirements, complies with the requirements of Securities and Exchange Commission ("SEC") regulation S-K, Item 306.

o Review the financial statements to be contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles will be reviewed.

o In the Committee's annual report, include a recommendation to the Board of Directors regarding the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K to be filed with the SEC.

o Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis will be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

o Review accounting and financial human resources and succession planning within the company.

o Submit the minutes of all meetings and all written consents of the Audit Committee to the Board of Directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

o Act by meeting, conference call or written consent as provided by the Company's Bylaws for activities of committees of the Board of Directors.

This charter of the Audit Committee is hereby adopted, in one or more counterparts, by action of all of the directors of the Company, effective as at September 11, 2000. The Company's Secretary shall place this Audit Committee Charter in the Company's Minute Book as an action by unanimous written consent of the Company's directors.


/s/ Walter G. Mize                                   /s/ C. Dean Boyd
---------------------------                          ---------------------------
Walter G. Mize                                       C. Dean Boyd
  Director                                              Director


/s/ Harold Gilliam                                   /s/ Joe Martin
---------------------------                          ---------------------------
Harold Gilliam                                       Joe Martin
  Director                                             Director


/s/ Theresa D. Turner
---------------------------
Theresa D. Turner
  Director

                                      PROXY


                           UNITED HERITAGE CORPORATION


           This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on March 23, 2004

         This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted "FOR" the approval of the four proposals set forth in the proxy statement.

         The stockholder(s) represented herein appoint(s) Walter G. Mize and Harold L. Gilliam, and each of them, proxies with the power of substitution to vote all shares of Common Stock entitled to be voted by said stockholder(s) at the Annual Meeting of the Stockholders of United Heritage Corporation to be held at the executive offices, located at 2 North Caddo Street, Cleburne, Texas 76031, on March 23, 2004 at 10:00 a.m. (Central Time), and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL #1-ELECTION OF DIRECTORS

Walter G. Mize                      FOR   |_|                 AGAINST  |_|                ABSTAIN  |_|

Harold L. Gilliam                   FOR   |_|                 AGAINST  |_|                ABSTAIN  |_|

Joe Martin                          FOR   |_|                 AGAINST  |_|                ABSTAIN  |_|

C. Dean Boyd                        FOR   |_|                 AGAINST  |_|                ABSTAIN  |_|

Theresa D. Turner                   FOR   |_|                 AGAINST  |_|                ABSTAIN  |_|

Larry G. Coker                      FOR   |_|                 AGAINST  |_|                ABSTAIN  |_|


PROPOSAL #2-RATIFICATION OF WEAVER AND TIDWELL, L.L.P. AS INDEPENDENT AUDITORS FOR THE 2004 FISCAL YEAR.

                                    FOR  |_|                  AGAINST  |_|                ABSTAIN  |_|

PROPOSAL #3-AUTHORIZATION TO AMEND THE COMPANY'S ARITICLES OF INCORPORATION TO EFFECT AREVERSE SPLIT.

                                    FOR  |_|                  AGAINST  |_|                ABSTAIN  |_|

PROPOSAL #4-APPROVAL, AS REQUIRED BY THE NATIONAL ASSOCIATION OF SECURITIES
DEALERS MARKETPLACE RULES, FOR SALES OF COMMON STOCK.

                                    FOR  |_|                  AGAINST  |_|                ABSTAIN  |_|

Please mark, date and sign your proxy card and mail it in the enclosed envelope as soon as possible.

In their discretion, proxies are entitled to vote upon such other matters as may properly come before the meeting, or any adjournment thereof.



        Signature___________________________________      Date__________________



        Signature____________________________________    Date___________________


Note: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.



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